                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    December 8, 2000
                                                  ------------------------------

                            9278 COMMUNICATIONS, INC.
         ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                               333-37654                   98-0207906
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)          (IRS Employer
of incorporation)                                            Identification No.)


1942 Williamsbridge Road, Bronx, New York                     10461
--------------------------------------------------------------------------------
 (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (718) 887-9278
                                                    ----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         On December 8, 2000, the Registrant entered into an Agreement and Plan of Merger, by and among Reliable Networks, Inc., a New York corporation ("Reliable"), Nasir Ghesani (the "Shareholder"), the Registrant and Reliable Acquisition Corp., a New York corporation and wholly-owned subsidiary of the Registrant (the "Surviving Corporation"), pursuant to which Reliable was merged with and into the Surviving Corporation (the "Merger"), thereby becoming a wholly-owned subsidiary of the Registrant. As a result of the Merger, the Shareholder was issued: (i) a cash payment in the amount of one million ($1,000,000) dollars (the "Cash Payment"), (ii) one million (1,000,000) shares of common stock of the Registrant (the "Shares"), and (iii) three (3) promissory notes, in the aggregate amount of one million ($1,000,000) dollars (the "Notes"). The Cash Payment was paid by the Registrant to the Shareholder from its working capital. The number of Shares and amount of the Notes issued to the Shareholder as a result of the Merger are subject to adjustment under certain circumstances.

         In connection with the Merger, the Shareholder entered into an Employment Agreement with the Registrant and the Surviving Corporation, to serve as the President of the Surviving Corporation through December 31, 2002.

         The Merger became effective upon filing of a Certificate of Merger, on December 12, 2000. As a result of the Merger, the aggregate number of issued and outstanding shares of the Registrant increased to 22,186,209 shares.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION

(a)      Financial Statements of Business to be Acquired

(b)      Pro Forma Financial Information

         The financial statements required by Items 7(a) and (b) shall be filed by the Registrant not later than sixty (60) days after the date that this Current Report on Form 8-K was required to be filed.

(c)      Exhibits

         2.1 Agreement and Plan of Merger by and among Reliable, the Shareholder, the Surviving Corporation and the Registrant, dated December 8, 2000*

         4.1 Promissory Note, in the amount of $400,000, made by the Registrant to the Shareholder, dated December 8, 2000*

         4.2 Promissory Note, in the amount of $100,000, made by the Registrant to the Shareholder, dated December 8, 2000*

         4.3 Promissory Note, in the amount of $500,000, made by the Registrant to the Shareholder, dated December 8, 2000*

         10.1 Employment Agreement by and among the Registrant, the Surviving Corporation and the Shareholder, dated December 8, 2000*

         10.2 Lock-up Agreement between the Registrant and the Shareholder, dated December 8, 2000*

-------------------
* Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:                                9278 COMMUNICATIONS, INC.
December 12, 2000                    ------------------------------------------
-------------------------                (Registrant)



                                     By:  /s/ Sajid Kapadia
                                          --------------------------------------
                                          Sajid Kapadia,
                                          Chairman and Chief Executive Officer





                                       4